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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 8, 2005

                            PRO-FAC COOPERATIVE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

                 0-20539                              16-6036816
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        (Commission File Number)           (IRS Employer Identification No.)

350 Linden Oaks, P.O. Box 30682, Rochester, New York           14603-0682
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (585) 218-4210
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On February 8, 2005, Pro-Fac Cooperative, Inc. (the "Cooperative") issued a press release, dated February 8, 2005, to report its financial results for the Cooperative's fiscal quarter ended December 25, 2004. A copy of the press release is furnished by this Current Report on Form 8-K and is attached to this Report as Exhibit 99.1.

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

The Cooperative's Board of Directors, in accordance with the Cooperative's certificate of incorporation, declared an annual dividend of $1.00 per share, payable on April 1, 2005 to shareholders of record of its Class B cumulative preferred stock on March 15, 2005, and also determined that the Cooperative will redeem on April 1, 2005 all issued and outstanding shares of Class B cumulative preferred stock, in accordance with the terms of such securities, held of record by shareholders on March 15, 2005 at a redemption price of $10 per share.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits .

                Exhibit     Press Release issued by Pro-Fac Cooperative, Inc. on
                99.1        February 8, 2005 announcing its financial results
                            for the fiscal quarter ended December 25, 2004, the declaration and payment of the dividend and the redemption of Class B cumulative preferred stock.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRO-FAC COOPERATIVE, INC.

   February 8, 2005                 By:   /s/ Stephen R. Wright
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                                          Stephen R. Wright, Chief Executive
                                          Officer, Chief Financial Officer,
                                          General Manager and Secretary
                                          (Principal Executive Officer and
                                          Principal Financial Officer)

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